UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: January 31, 2008

ZIX CORPORATION
(Exact name of registrant as specified in its charter)

Texas	0-17995	75-2216818

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2711 North Haskell Avenue
Suite 2200, LB 36
Dallas, Texas 75204-2960
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 370-2000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     The purpose of this Form 8-K is to amend the Selling Shareholder table appearing in the “Selling Shareholders” section of the Prospectus contained in the Zix Corporation (the “Company,” “we,” or the “Registrant”) Registration Statement No. 333-133435 on Form S-3 (the “Registration Statement”), for the reasons described below.
     The Registration Statement relates to our sale and issuance on April 4, 2006, in a privately issued transaction and pursuant to a securities purchase agreement, of approximately 9.9 million shares of our common stock and warrants to purchase up to an additional approximately 5.9 million shares of our common stock to certain investors (the “Investors” or “Selling Shareholders”) named in the securities purchase agreement. This private placement transaction, referred to herein as the “April 2006 Transaction,” is described in the Company’s filing with the Securities and Exchange Commission (“SEC”) on Form 8-K, dated April 5, 2006. As required by our agreements with the Investors we filed the Registration Statement with the SEC, which covers re-sales by the Investors/Selling Shareholders of the shares of our common stock purchased by them and the shares of common stock issuable upon the exercise of the warrants purchased by them.
     Certain of the Selling Shareholders have since the filing of the original Registration Statement transferred certain of the warrants held by them, as set forth below:
•	Enable Growth Partners, LP., is transferor of 361,350 warrant shares to Iroquois Master Fund Ltd., as transferee
•	Enable Opportunity Partners, LP., is transferor of 59,400 warrant shares to Iroquois Master Fund Ltd., as transferee
•	Pierce Diversified Strategy Master Fund, LLC., is transferor of 74,250 warrant shares to Iroquois Master Fund Ltd., as transferee
•	RAQ, LLC., is transferor of 105,000 warrant shares to Iroquois Master Fund Ltd., as transferee
•	SRB Greenway Capital, L.P., is transferor of 25,800 warrant shares to Iroquois Master Fund Ltd., as transferee
•	SRB Greenway Capital (QP), L.P., is transferor of 208,260 warrant shares to Iroquois Master Fund Ltd., as transferee
•	SRB Greenway Offshore Operating Fund, L.P., is transferor of 11,940 warrant shares to Iroquois Master Fund Ltd., as transferee
•	Valesco Healthcare Partners I LP, is transferor of 31,500 warrant shares to Iroquois Master Fund Ltd., as transferee
•	Valesco Healthcare Partners II LP, is transferor of 77,700 warrant shares to Iroquois Master Fund Ltd., as transferee
•	Valesco Healthcare Overseas Fund, Ltd., is transferor of 100,800 warrant shares to Iroquois Master Fund Ltd., as transferee

     This Form 8-K amends the Selling Shareholder table appearing in the “Selling Shareholders” section of the Prospectus contained in Registration Statement No. 333-133435 on Form S-3, as follows:

•	to add as Selling Shareholder under the Registration Statement, Iroquois Master Fund Ltd., the transferee of the warrants noted above, as set forth below:

OWNERSHIP PRIOR TO OFFERING				OWNERSHIP AFTER OFFERING
	NUMBER OF		SHARES TO BE	NUMBER OF
NAME OF OWNER	SHARES	PERCENTAGE	SOLD	SHARES	PERCENTAGE
Iroquois Master Fund Ltd.(1)	2,735,662	4.37%	2,046,000	689,662	1.10%

(1)	The Registrant has been advised that Joshua Silverman has voting, investment, and dispositive control over the shares held by Iroquois Master Fund Ltd. Mr. Silverman disclaims beneficial ownership of these shares.
NOTE: Stated percentages are based on 62,632,468 outstanding shares as of December 31, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIX CORPORATION (Registrant)
Date: January 31, 2008	By:	/s/ Barry W. Wilson
Barry W. Wilson
Chief Financial Officer and Treasurer

4